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                                                                   EXHIBIT 10.19
                                   GUARANTEE
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     1.  THE GUARANTEE.
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       1.1  GUARANTOR'S AGREEMENT.   HEALTHCARE FINANCIAL PARTNERS, INC. a
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Delaware corporation having an office at 2 Wisconsin Circle, Suite 320, Chevy
Chase, Maryland 20815 (the "GUARANTOR"), hereby unconditionally and irrevocably guarantees (the "GUARANTEE") to First Bank, National Association, a national banking association having an office at 100 Wall Street, Suite 1600, New York, New York 10005 (the "TRUSTEE"), the prompt and complete payment when due of all "LIABILITIES" (as defined in Section 1.2 below). This Guarantee is absolute, independent, irrevocable and continuing under all circumstances, subject to the conditions hereof, and is a guaranty of payment, not of collection.

     This Guarantee is executed and delivered by the Guarantor in connection with that certain Purchase and Sale Agreement dated as of June 25, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "PURCHASE AND SALE AGREEMENT"), between HCFP Funding II, Inc. ("SELLER") and Wisconsin Circle II Funding Corporation ("BUYER"). Buyer has pledged its rights under the Purchase and Sale Agreement to the Trustee pursuant to a Pooling and Servicing Agreement dated as of June 25, 1997 (the "POOLING AGREEMENT") securing certain certificates issued by the Buyer (the "CERTIFICATES"). Buyer has engaged the Seller as the initial servicer (the "SERVICER") for the assets acquired under the Purchase and Sale Agreement pursuant to the Pooling Agreement. Buyer has required that Guarantor execute and deliver this Guarantee as a condition precedent to Buyer's acquisition under the Purchase and Sale Agreement and its issuance of the Certificates. Capitalized terms used in this Guarantee and not otherwise defined herein shall have the meaning defined in the Pooling Agreement.

     The Guarantor's obligation to pay any Liabilities to the Trustee shall arise hereunder and be due and payable within three (3) Business Days after written demand therefor upon the Guarantor by the Trustee or by the Servicer. Notwithstanding the foregoing, in the event the Guarantor is the Servicer, demand on the Guarantor shall not be required hereunder. Payment under this Guarantee shall be made by the Guarantor when due in immediately available funds directly to the Master Collection Account maintained by the Trustee pursuant to the Pooling Agreement.

     1.2  LIABILITIES.  For purposes of this Guarantee, the term "LIABILITIES"
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shall mean for the Collection Period immediately preceding each Payment Date the sum of all amounts due and owing by the Seller under the Purchase and Sale Agreement with respect to
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     (i) all amounts due in the aggregate for all claims for indemnification of the Seller under Section 9.1 of the Purchase and Sale Agreement all costs and losses related to a breach of any representation or warranty by the Seller or Servicer that a Purchased Receivable is an Eligible Receivable, and all Indemnified Losses of the Servicer incurred pursuant to Section 8.4 of the Pooling Agreement;

     (ii) all reasonable costs and expenses incurred by the Trustee in endeavoring to enforce the Guarantor's payment of the foregoing clause (i); and

     (iii) interest accruing on the amounts in the foregoing clauses (i) and
     (ii) from the date when payment is due under this Guarantee to the date actually paid at the per annum rate of interest [DEFAULT RATE].

          1.3  TERMINATION.  This Guarantee shall terminate at such time as
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Seller shall have maintained stockholder's equity calculated in accordance with
GAAP of at least $20,000,000 (on a basis that is not consolidated with Guarantor) for a twelve month period as evidenced at the end of each of four consecutive fiscal quarters by Seller's quarterly financial statements and its audited financial statement for such fiscal year.

     2.   REPRESENTATIONS AND WARRANTIES OF GUARANTOR.  Guarantor represents and
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warrants as of the date hereof and as of the Closing Date (except as otherwise provided) as follows:

          2.1  DUE ORGANIZATION AND QUALIFICATION.  Guarantor is duly organized
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and is validly existing as a corporation in good standing under the laws of the
State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the ability of the Guarantor to perform its obligations under this Guarantee).

          2.2  AUTHORIZATION; NONCONTRAVENTION.  The execution and delivery by
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Guarantor of this Guarantee and the performance of Guarantor's obligations hereunder are within the corporate power of Guarantor and have been duly authorized by Guarantor, and neither the execution and delivery by Guarantor of this Guarantee nor the compliance by Guarantor with the provisions hereof, will
(i) conflict with or result in a breach of, or constitute a default under, the charter or by-laws of Guarantor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Guarantor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Guarantor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument, or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Guarantor, except where, in any of the instances contemplated by clause (i) or

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clause (ii) above, the failure to do so will not have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guarantee.

          2.3  BINDING NATURE.  This Guarantee has been duly executed and
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delivered by Guarantor and this Guarantee constitutes a legal, valid and binding instrument, enforceable against Guarantor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          2.4  NO LITIGATION.  There is no litigation, charge, investigation,
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action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Guarantor, threatened against Guarantor the outcome of which could be reasonably expected to materially adversely affect the ability of the Guarantor to perform its obligations under this Guarantee.

          2.5  NET WORTH.  The aggregate stockholders' equity of the Guarantor
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calculated on a consolidated basis in accordance with GAAP is at least equal to
$20,000,000.

     3.   AGREEMENTS.  The Guarantor hereby agrees as follows:
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          3.1  RESCINDED OR RETURNED PAYMENTS.  If at any time any part of any
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payment previously applied by the Trustee to any of the Liabilities is required to be rescinded, set aside, or returned by the Trustee to any Person for any reason, including payment being deemed fraudulent, preferential or invalid, or the insolvency, bankruptcy or reorganization of the Guarantor or the Seller, whether before or after the surrender or cancellation of this Guarantee, such Liabilities shall be deemed to have continued in existence to the extent that such payment is rescinded or returned, and this Guarantee shall be reinstated as to such Liabilities as though such prior application by the Trustee had not been made; and

          3.2  CERTAIN EVENTS NOT AFFECTING OBLIGATIONS OF GUARANTOR.  The
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obligations of the Guarantor hereunder shall not be affected by any of the following: (i) the release or discharge of the Seller in any creditors', receivership, bankruptcy, reorganization, insolvency or other proceeding, or by benefit of a statute of limitations, operation of law or otherwise; (ii) the impairment or modification of any of the Liabilities, or of any remedy for the enforcement thereof resulting from any present or future federal or state bankruptcy law or any other law of any kind; and (iii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

          3.3  NATURE OF GUARANTEE.  This Guarantee is a guarantee of payment
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and not of collection. The Guarantor hereby guarantees that the obligations will be paid strictly in accordance with the terms hereof, regardless of the value, genuineness, validity, regularity or enforceability of the Purchase and Sale Agreement and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee with respect thereto. The liability of the Guarantor to the extent herein set forth shall be absolute

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and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing irrespective of (i) any lack of validity or enforceability of the Purchase and Sale Agreement or of any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Liabilities, or any other amendment or waiver of or consent to any Liabilities, or any other amendment or waiver or consent to any departure from any other agreement relating to any of the Liabilities, (iii) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Liabilities; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Seller in respect of the Liabilities of the Guarantor in respect hereof; (v) the absence of any action on the part of the Trustee to obtain payment of the obligations from the Seller; (vi) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding of the Seller or the Guarantor, including, without limitation, rejection of the Liabilities in such bankruptcy; or (vii) the absence of notice of any delay in any action to enforce any obligations or to exercise any right or remedy against the Guarantor or the Seller whether hereunder, under any obligations or any agreement or any indulgence, compromise or extension granted.

          3.4  NET WORTH.  The Guarantor will maintain aggregate stockholders'
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equity calculated on a consolidated basis in accordance with GAAP at all times in an amount at least equal to $20,000,000.

          3.5  EQUITY.  Without the consent of the Purchaser, the Guarantor
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shall not permit the issuance of any additional equity or indebtedness unless such is subordinated in all respects to payments of this Guarantee, and (i) purchase by CSFB or its Affiliate.

     4.   WAIVERS.  The Guarantor hereby expressly waives, to the extent
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permitted by applicable law:

          4.1  NOTICES.  Except for any notices specifically required by this
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Guarantee, notice of the acceptance by the Trustee of this Guarantee; notice of the existence or creation of any of the Liabilities, presentment, demand, notice of dishonor, protest, notice of protest; and all other notices, including notices that may be required by statute, rule of law or otherwise to preserve any right of the Trustee against the Guarantor with respect to the delivery, acceptance, performance, default or enforcement of this Guarantee;

          4.2  DISCLOSURES ABOUT THE BUYER OR PURCHASED ASSETS.  Any obligation
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the Trustee may have to disclose to the Guarantor any facts the Trustee or the
Servicer now or hereafter may know or have reasonably available to it regarding the Seller or such person's respective financial condition, whether or not the

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Trustee or the Servicer has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to the Guarantor;

          4.3  SERVICING AND DILIGENCE IN COLLECTION.  (i) Any defenses to
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payment under this Guarantee by reason of any acts or omissions of the Servicer or the Trustee in administering and enforcing the Purchase and Sale Agreement,
(ii) any right to require that any person proceed against or exhaust any security given to or held by the Seller, the Servicer or the Trustee, or pursue any other remedy in the power of the Seller, Servicer or Trustee, and (ii) any requirement that the Trustee protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against any person or any collateral (including any rights relating to marshaling of assets); and

          4.4  PERFORMANCE.  Any ability to claim a defense to its performance
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under this Guarantee by reason of the actual or alleged performance or non-
performance of a party to any agreement to which the Buyer or the Trustee is a party.

          4.5  SUBROGATION.  Guarantor shall have no rights (direct or indirect)
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of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from any person or entity (including, without limitation, the Buyer) for any payments made by the Guarantor hereunder, and Guarantor hereby waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights or recovery which it may now have or hereafter acquire.

     5.   MISCELLANEOUS.
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          5.1  CONTINUING GUARANTEE; INTENDED BENEFICIARIES.  This Guarantee
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shall in all respects be a continuing guaranty, remaining in full force and effect until the earliest of the following shall have occurred: (i) all of the Liabilities have been satisfied in full; (ii) all of the Guarantor's obligations hereunder have been satisfied in full; and (iii) the Buyer shall have no further obligation to make any payment to the Trustee under the provisions of the Pooling Agreement or Purchase and Sale Agreement. No notice of discontinuance or revocation shall affect any of the obligations of the Guarantor hereunder or any other obligor under any of the Liabilities. This Guarantee shall be solely for the benefit of the Trustee and the Class A Certificateholders, and no other Person shall have any rights or claims hereunder of any kind or nature.

          5.2  SUCCESSORS AND ASSIGNS.  All obligations under this Guarantee
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shall be binding upon the Guarantor's successors and assigns.

          5.3  ASSIGNMENT BY THE TRUSTEE.  Without the prior written consent of
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the Guarantor, the Trustee may not assign or otherwise transfer any of its rights or remedies hereunder to any Person; provided, however, that the
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Guarantor hereby consents to the assignment of all of Trustee's rights and remedies hereunder to any successor Trustee pursuant to the terms and provisions of the Pooling Agreement.

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          5.4  LEGAL TENDER OF UNITED STATES.  All payments hereunder shall be
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made in coin or currency which at the time of payment is legal tender in the
United States of America for public and private debts.

          5.5  INTERPRETATIONS.  All capitalized terms not otherwise defined
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herein shall have the respective meanings given them in the Asset and Sale
Agreement. Captions contained in this Guarantee in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein. The use in this Guarantee of the term "including", and related terms such as "include", shall in all cases mean "without limitation".

          5.6  NOTICES.  Any notices that the Guarantor, the Trustee or the
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Servicer may give hereunder shall be in writing and shall be deemed given upon the earlier of receipt via personal delivery or by facsimile transmission with oral confirmation of receipt and contemporaneous mailing by first class United States mail, or the third business day after being deposited by registered or certified United States mail, postage prepaid, addressed to the recipient at its address set forth above. Any party may specify another address for receipt of notices hereunder by a notice given as provided herein.

          5.7  NO MODIFICATION WITHOUT WRITING.  No modification or waiver of
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any provision of this Guarantee, and no consent to any departure by the
Guarantor therefrom, shall be effective unless it is in writing and consented to by the Guarantor, the Trustee and 100% of the holders of the Class A Certificates, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          5.8  CAPTIONS; NONPAROL; SEVERABILITY.  Captions are for convenience
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only and shall not affect the meaning of any term or provision of this
Guarantee. This Guarantee contains all the terms and conditions of the agreement between the Trustee and the Guarantor relating to the subject matter hereof. Each provision of this Guarantee shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Guarantee shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Guarantee.

          5.9  CUMULATIVE.  All rights and remedies of the Trustee and all
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obligations of the Guarantor under this Guarantee are cumulative.  In addition, the Trustee shall have all rights and remedies available to it in law or equity for the enforcement of this Guarantee.

          5.10 EFFECT OF DELAY OR ACTION.  No delay by the Trustee in the
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exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by the Trustee of any right or remedy hereunder shall preclude any other exercise thereof or the exercise of any other right or remedy. No action of the Trustee permitted hereunder shall in any way impair or otherwise affect any right of the Trustee or obligation of the Guarantor under this Guarantee.

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          5.11 NONPETITION.  The Guarantor hereby agrees for the benefit of the
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Trustee that, prior to the date which is one year and one day after the termination of the Purchase and Sale Agreement, it shall not institute against, or join any other Person in instituting against, Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under Federal or any State bankruptcy or insolvency law.

          5.12 GOVERNING LAW.  This Guarantee has been delivered at New York,
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New York, and shall be construed under and governed by the internal laws and decisions of the State of New York (without regard to conflicts of laws principles).

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     IN WITNESS WHEREOF, the Guarantor has made this Guarantee as of the date first above written.

                                    HEALTHCARE FINANCIAL PARTNERS,    INC.



                                    By: /s/ Edward P. Nordberg, Jr.
                                        ----------------------------
                                       Its: Executive Vice President
                                            ------------------------

ACKNOWLEDGED AND AGREED TO
as of June 25, 1997


FIRST BANK, NATIONAL ASSOCIATION, AS TRUSTEE



By:
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   Its:
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